UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

Semtech Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-06395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790
(Address of principal executive offices)	(Zip Code)

805-498-2111

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2023, the Board of Directors of Semtech Corporation, a Delaware corporation (“Semtech”), appointed Asaf Silberstein, age 53, as Semtech’s Executive Vice President and Chief Operating Officer. In this newly created role, Mr. Silberstein will lead Semtech’s business groups, sales, operations and information technology. He will report directly to Semtech’s President and Chief Executive Officer, Mohan Maheswaran.

Prior to his appointment, Mr. Silberstein served as Semtech’s Executive Vice President, Worldwide Operations and Information Technology since March 2019. Mr. Silberstein was Semtech’s Senior Vice President, Worldwide Operations and Information Technology from November 2016 to March 2019. Mr. Silberstein was promoted to Senior Vice President, Worldwide Operations of Semtech in February 2013. He was appointed as Semtech’s Vice President, Worldwide Operations in March 2011. Prior to that, Mr. Silberstein was Vice President, Operations, a position he held since he joined Semtech in December 2010. Prior to joining Semtech, he was employed from 2007 to 2010 at Microsemi Corporation (“Microsemi”) as Vice President Global Operations in its Analog Mixed Signal Division. Prior to Microsemi, he was Vice President Operations from 2000 to 2005 and Chief Operating Officer from 2005 to 2007 at PowerDsine, Israel, when PowerDsine was acquired by Microsemi. Mr. Silberstein has also previously served in various positions at 3Com and ECI Telecom.

In connection with his appointment as Executive Vice President and Chief Operating Officer, the Compensation Committee of Semtech’s Board of Directors increased Mr. Silberstein’s rate of base salary to $455,000 annually. There are no arrangements or understandings between Mr. Silberstein and any other persons pursuant to which he was appointed as Executive Vice President and Chief Operating Officer of Semtech. There are no family relationships between Mr. Silberstein and any of Semtech’s directors or other executive officers, and Mr. Silberstein is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of regulation S-K.

Item 7.01	Regulation FD Disclosure.

On March 15, 2023, Semtech issued a press release announcing the appointment of Mr. Silberstein. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including the Exhibit described in this Item 7.01) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be, or be deemed, incorporated by reference in any filings under the Securities Act of 1933, as amended (the “Securities Act”), unless Semtech specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Semtech Corporation issued on March 15, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMTECH CORPORATION

Date: March 15, 2023	/s/ Emeka N. Chukwu
	Name:	Emeka N. Chukwu
	Title:	Chief Financial Officer